UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2021

UNITED STATES ANTIMONY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Montana	001-08675	81-0305822
(State or Other Jurisdiction of Incorporation)	(CommissionFile Number)	(IRS Employer Identification No.)

47 Cox Gulch, P.O. Box 643 Thompson Falls, Montana	59873
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 406-827-3523

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	UAMY	NYSE American

ITEM 8.01. OTHER EVENTS

On May 3, 2021, United States Antimony Corporation (the “Company”) and Perpetua Resources Corp., a British-Columbia corporation (“Perpetua Resources”) entered into a Collaboration Agreement (“Agreement”) to study the feasibility of processing Perpetua Resources antimony concentrates at facilities owned by the Company. On May 3, 2021, the Company issued a press release announcing its execution of the Agreement. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release of United States Antimony Corporation dated May 3, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES ANTIMONY CORPORATION

By:	/s/ John C. Gustavsen
Name:	John C. Gustavsen
Title:	Interim Chief Executive Officer

Date:	May 3, 2021